FINAL CLOSING AGREEMENT

            THIS FINAL CLOSING AGREEMENT ("Agreement") is executed as of the 22nd day of February, 2007, by VOYAGER PARTNERS, LTD., a Texas limited partnership ("Seller"), and DUNE ENERGY, INC., a Delaware corporation ("Buyer").

                                    RECITALS

            WHEREAS, Seller and Buyer are parties to a Second Amended and Restated Asset Purchase and Sale Agreement dated as of October 6, 2006, as amended by First Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of December 5, 2006, Second Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of December 27, 2006, Third Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of January 12, 2007, Fourth Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of January 19, 2007, Fifth Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of January 31, 2007, and Sixth Amendment to Second Amended and Restated Asset Purchase and Sale Agreement, dated as of February 9, 2007 (as so amended, the "Amended Purchase Agreement"), pursuant to which Seller agreed to sell and convey, and Buyer agreed to purchase and pay for, the "Assets" described therein (terms defined in the Amended Purchase Agreement shall have the same meanings when used herein, unless expressly provided otherwise); and

            WHEREAS, under the terms of Section 2.2(e) of the Amended Purchase Agreement, the date for the Final Closing is scheduled for February 22, 2007; and

            WHEREAS, as of the date of this Agreement, Buyer has been unable to satisfy the condition set forth in Section 6.2(g) of the Amended Purchase Agreement with respect to the Final Closing structured as described in Section 2.2(e) thereof; and

            WHEREAS, as of the date of this Agreement, Seller has not paid certain amounts owed by Seller to Buyer under the terms of the Amended Purchase Agreement and/or the joint operating agreements in effect with respect to certain Closed Assets and certain Remaining Assets as to which the Closing occurred on October 6, 2006; and

            WHEREAS, Seller and Buyer desire to restructure the Final Closing and provide for the amicable resolution of such unpaid amounts in accordance with the terms of this Agreement.

            NOW, THEREFORE, for and in consideration of the mutual promises contained herein and in the Amended Purchase Agreement, the benefits to be derived by each Party thereunder and hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

      1. Restructuring of the Final Closing. Notwithstanding the terms of
Section 2.2(e), 7.3, or any other provision of the Amended Purchase Agreement to the contrary, Seller and Buyer agree that the Final Closing consists of the following elements, which are occurring concurrently with the execution of this Agreement except when otherwise provided below:


                               Exhibit F - Page 1
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            (a) Buyer shall not purchase from Seller any of the Tranche 3
Assets, or the Tranche 2 Asset identified as "New 11 Pitts Loc 2 V", in each case identified on Schedule 2.2(e) to the Amended Purchase Agreement (the "Released Tranche 2/3 Assets"). The Released Tranche 2/3 Assets are described more particularly in Section 1 of Exhibit A. Buyer hereby releases, remises, acquits, and forever discharges Seller from any obligation of Seller under the Amended Purchase Agreement to sell and convey to Buyer the Released Tranche 2/3 Assets and hereby waives and relinquishes to Seller any Claim that Buyer may have against Seller with respect to the Released Tranche 2/3 Assets under the Amended Purchase Agreement or otherwise. In like manner, Seller hereby releases, remises, acquits, and forever discharges Buyer from any obligation of Buyer under the Amended Purchase Agreement to purchase and pay for the Released Tranche 2/3 Assets. In addition, Seller hereby waives and relinquishes to Buyer any Claim that Seller may have against Buyer, and agrees not to terminate the Amended Purchase Agreement in accordance with Section 6.3 thereof, as the result of Buyer's failure to purchase the Released Tranche 2/3 Assets as contemplated in the Amended Purchase Agreement. The Amended Purchase Agreement is hereby amended to delete all references to the Released Tranche 2/3 Assets from the terms thereof and the schedules and exhibits thereto.

            (b) Concurrently with the execution of this Agreement, Seller has executed and delivered to Buyer, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, an Assignment, Bill of Sale, and Conveyance substantially in the form attached hereto as Exhibit B, pursuant to which Seller has conveyed to Buyer, without reservation of the Retained Interests therein, all of Seller's interests in and to the Tranche 2 Asset identified on Schedule 2.2(e) to the Amended Purchase Agreement as "New 12 Guyer 3" and "New 12 Guyer 4" (collectively, the "Transferred New Guyer Leases"), effective as of February 1, 2007, at 7:00 a.m., Central Time (the "Revised Effective Time"). The Transferred New Guyer Leases are described more particularly in Section 2 of Exhibit A. From and after the date of this Agreement until June 1, 2007, Seller shall have the right to acquire additional Leases covering the acreage intended by Seller and Buyer to comprise the Tranche 2 Assets identified on such Schedule 2.2(e) as "New 12 Guyer 5" and "New 12 Guyer 6" (collectively, the "Remaining New Guyer Leases"). If Seller acquires the Remaining New Guyer Leases on or before June 1, 2007, Seller shall execute and deliver to Buyer, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, an Assignment, Bill of Sale and Conveyance substantially in the form attached hereto as Exhibit B, covering all of Sellers' interests in and to the Remaining New Guyer Leases without reservation of the Retained Interests therein, effective as of 7:00 a.m., Central Time, the first day of the month in which such conveyance is executed (the "Remaining New Guyer Leases Effective Time"). If Seller fails for any reason to acquire all of the Remaining New Guyer Leases on or before June 1, 2007, then unless the Parties otherwise agree, Seller shall have no further obligation to Buyer, and Buyer shall have no further rights, under this Agreement or otherwise with respect to the Remaining New Guyer Leases. The Transferred New Guyer Leases and, if acquired in a timely manner as provided herein, the Remaining New Guyer Leases may be referred to herein as the "Final Transferred Tranche 2 Assets." The Final Transferred Tranche 2 Assets shall not include the Tranche 2 Asset identified on Schedule 2.2(e) to the Amended Purchase Agreement as "New 11 Pitts Loc 2 V", which is included in the Released Tranche 2/3 Assets. Similarly, the Final Transferred Tranche 2 Assets shall not include the Tranche 2 Asset identified on such Schedule 2.2(e) as "Country Club Loc 10". Seller and Buyer stipulate and agree that all assignments of interest from Seller to Buyer pertaining to "Country Club Loc 10" required under the terms of the Amended Purchase Agreement have been made, and that neither Seller nor Buyer owes any further obligation to the other Party under this Agreement or the Amended Purchase Agreement with respect to "Country Club Loc 10."

            (c) Concurrently with the execution of this Agreement, Buyer has executed and delivered to Seller, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, an Assignment, Bill of Sale, and Conveyance substantially in the form attached hereto as Exhibit C, pursuant to which Buyer has reconveyed to Seller all of Buyer's rights and interests in and to the Tranche 3 Assets identified in Schedule 2.2(d) of the Amended Purchase Agreement as "Corbin 1 V", "Vaughn 1 V", and "Hillview" (the "Reconveyed Assets"), which were conveyed by Seller to Buyer at the Closing that occurred on October 6, 2006. The Reconveyed Assets are described more particularly in Section 3 of Exhibit A. Such conveyance of the Reconveyed Assets has been made effective as of the Revised Effective Time. Such conveyance is executed in lieu of the conveyance from Buyer to Seller provided for in Section 6.3(b) of the Amended Purchase Agreement, and such provision is superseded by this Paragraph 1(c). In addition, if Seller acquires the Remaining New Guyer Leases in a timely manner as provided in Paragraph 1(b), then concurrently with the execution and delivery by Seller to Buyer of the conveyance of the Remaining New Guyer Leases pursuant to Paragraph 1(b), Buyer shall execute and deliver to Seller, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, an Assignment, Bill of Sale, and Conveyance substantially in the form of Exhibit C, covering all of Buyer's interests in and to the Tranche 3 Assets identified in Schedule 2.2(d) of the Amended Purchase Agreement as "Smith East 1 V" and "Underwood 1 V" (collectively, the "Held Back Assets"), which were also conveyed by Seller to Buyer at the Closing that occurred on October 6, 2006. The Held Back Assets are described more particularly in Section 4 of Exhibit A. Such conveyance of the Held Back Assets shall be effective as of the Revised Effective Time. Notwithstanding the foregoing, if Seller fails for any reason to acquire all of the Remaining New Guyer Leases on or before June 1, 2007, as provided in Paragraph 1(b), then unless the Parties otherwise agree, Buyer shall retain title to the Held Back Assets, and Buyer shall have no further obligation to Seller, and Seller shall have no further rights, under this Agreement or otherwise with respect to the Held Back Assets.

            (d) Concurrently with the execution of this Agreement, Seller has executed and delivered to Buyer a Surface Use Agreement substantially in the form attached hereto as Exhibit D, pursuant to which Seller has granted to Buyer, subject to and in accordance with terms of such Surface Use Agreement, the perpetual right to use the surface well pad site located on the Reconveyed Asset identified in Section 3 of Exhibit A as the "Rayzor-Corbin" in connection with drilling operations on the Tranche 2 Assets identified in Section 5 of Exhibit A as the "UNT Leases." Such Surface Use Agreement is executed in lieu of the Surface Use Agreement provided for in Section 6.3(c) of the Amended Purchase Agreement, and such provision is superseded by this Paragraph 1(d). In addition, if Buyer conveys to Seller the Held Back Assets in accordance with Paragraph 1(c), then concurrently with the execution and delivery of such conveyance by Buyer to Seller, Seller shall execute and deliver to Buyer a Surface Use Agreement also substantially in the form of Exhibit D, pursuant to which Seller will grant to Buyer, subject to and in accordance with the terms of such Surface Use Agreement, the perpetual right to use the surface well pad site located on the Held Back Asset identified in Section 4 of Exhibit A as "Rayzor-Smith East" in connection with drilling operations on the UNT Leases.

            (e) Concurrently with the execution of this Agreement, Seller and Buyer have executed and delivered each to the other, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, a Memorandum of Termination of Area of Mutual Interest substantially in the form attached hereto as Exhibit E, pursuant to which Seller and Buyer have terminated the Restated AMI Agreement and the area of mutual interest created thereby.

      2. Unpaid Obligations. Seller and Buyer stipulate and agree that Schedule 1 is a list of all amounts due and owing by Seller to Buyer as of the date of this Agreement pursuant to the Amended Purchase Agreement and joint interest billings delivered prior to the date hereof to Seller by Buyer, or its Affiliate, acting in its capacity as operator under the terms of the joint operating agreements in effect with respect to those Assets also identified on
Schedule 1, net of all production revenues attributable to the interests of Seller in such Assets received by Buyer, or its Affiliate, prior to, and that had not been distributed to Seller as of, the date of this Agreement (the "Unpaid Obligations"). Buyer hereby releases, remises, acquits, and forever discharges Seller from the obligation to pay, and waives and relinquishes to Seller any Claim that Buyer may have against Seller under the terms of the Amended Purchase Agreement, the applicable joint operating agreements, or otherwise with respect to, the Unpaid Obligations. In consideration of such release, discharge, and waiver by Buyer, Seller has, concurrently with the execution of this Agreement, executed and delivered to Buyer, in sufficient numbers of counterparts to facilitate recording in all relevant jurisdictions, an Assignment, Bill of Sale, and Conveyance substantially in the form attached hereto as Exhibit F, pursuant to which Seller has conveyed to Buyer all Retained Interests excepted and reserved by Seller in the Conveyances executed and delivered by Seller to Buyer at the Closings referred to in Sections 2.2(b), 2.2(c), and 2.2(d) of the Amended Purchase Agreement (the "Transferred Retained Interests"). Such conveyance of the Transferred Retained Interests has been made effective as of the Revised Effective Time. Such conveyance is executed in lieu of the exercise by Seller or Buyer of the Retained Interests Option under
Section 8.4 of the Amended Purchase Agreement, and the Amended Purchase Agreement is hereby amended to delete such provision in its entirety.

      3. Additional Concurrent Acts.

            (a) Concurrently with the execution of this Agreement, and notwithstanding any provision of the Amended Purchase Agreement to the contrary, Seller and Buyer have taken the following additional actions, and granted the following additional waivers, each in connection with the Final Closing, restructured as provided herein:

                  (i) Seller has delivered to Buyer (A) releases of all Liens
            (if any) encumbering the Transferred New Guyer Leases and the Transferred Retained Interests that do not constitute Permitted Encumbrances, (B) to the extent necessary, transfer orders or letters in lieu thereof, on forms provided by Buyer, directing all purchasers of production to make payment to Buyer of proceeds attributable to Hydrocarbons produced from the Transferred New Guyer Leases and the Transferred Retained Interests after the Revised Effective Time, (C) all consents, waivers, and other similar matters pertaining to the Transferred New Guyer Leases and the Transferred Retained Interests obtained by Seller prior to the execution of this Agreement, (D) counterparts of Railroad Commission of Texas Form P-4 for each Well located on the Transferred New Guyer Leases and the Transferred Retained Interests as to which a change of operator will occur as the result of the transactions contemplated in this Agreement, and (E) all undisbursed revenues relating to the Transferred New Guyer Leases (if any) that Seller is required to deliver to Buyer under Section 8.3 of the Amended Purchase Agreement.

                  (ii) Buyer has delivered to Seller (A) releases of all Liens
            (if any) encumbering the Reconveyed Assets that do not constitute Permitted Encumbrances, (B) transfer orders or letters in lieu thereof, on forms provided by Seller, directing all purchasers of production to make payment to Seller of proceeds attributable to Hydrocarbons produced from the Reconveyed Assets after the Revised Effective Time, (C) all consents, waivers, and other similar matters pertaining to the Reconveyed Assets obtained by Buyer prior to the execution of this Agreement, (D) counterparts of Railroad Commission of Texas Form P-4 for each Well located on the Reconveyed Assets as to which a change of operator will occur as the result of the transactions contemplated in this Agreement, and (E) all undisbursed revenues relating to the Reconveyed Assets that Buyer would otherwise be required to deliver to Seller under Section 8.3 of the Amended Purchase Agreement, if such provision were included in this Agreement.

                  (iii) Seller has delivered to Buyer the certificate provided for in Section 6.2(e) of the Amended Purchase Agreement in connection with the conveyance of the Transferred New Guyer Leases contemplated herein.

                  (iv) Buyer has delivered to Seller the certificate provided for in Section 6.1(e) of the Amended Purchase Agreement in connection with the conveyance of the Transferred New Guyer Leases contemplated herein.

                  (v) In connection with the conveyance to Buyer of the
            Transferred New Guyer Leases and the Transferred Retained Interests, Seller has delivered to Buyer a statement that satisfies the requirements of Treas. Reg. ss.1.1445-2(b)(2), certifying that Seller is not a "foreign" Person for federal income tax purposes.

                  (vi) In connection with the conveyance to Seller of the
            Reconveyed Assets, Buyer has delivered to Seller a statement that satisfies the requirements of Treas. Reg. ss.1.1445-2(b)(2), certifying that Buyer is not a "foreign" Person for federal income tax purposes.

                  (vii) Seller and Buyer have executed and delivered
            Ratifications and Amendments of Operating Agreements that (A) add the Transferred New Guyer Leases to the joint operating agreement for the Guyer Leases, (B) amend the joint operating agreements covering the Reconveyed Assets to eliminate Dune as a party thereto, and (C) amend the joint operating agreements covering the Transferred Retained Interests to eliminate Seller as a party thereto.

                  (viii) Seller and Buyer have executed such other documents and taken such other actions as are provided for elsewhere in this Agreement or as may be necessary to consummate the transactions contemplated herein.

            (b) Seller hereby waives the obligation of Buyer to deliver opinions of counsel set forth in Sections 6.1(f) and 7.3(g) of the Amended Purchase Agreement.

            (c) Buyer hereby waives the obligation of Seller to deliver an opinion of counsel set forth in Sections 6.2(f) and 7.3(f) of the Amended Purchase Agreement.

            (d) At the time of Seller's conveyance of the Remaining New Guyer Leases to Buyer and Buyer's conveyance of the Held Back Assets as contemplated in, respectively, Paragraphs 1(b) and 1(c), Seller and Buyer shall take the actions required to be taken by the Parties in Paragraph 3(a), and grant the waivers provided for in Paragraphs 3(b) and (3)(c), in connection with such conveyances.

            (e) Notwithstanding any provision of the Amended Purchase Agreement to the contrary, neither Party shall be obligated, under the Amended Purchase Agreement or otherwise, to pay to the other Party any cash consideration in connection with any of the transactions contemplated in this Agreement. Seller and Buyer hereby waive, therefore, the requirements of Section 7.2 of the Amended Purchase Agreement regarding the preparation and execution of a Preliminary Settlement Statement in connection with the Final Closing, as restructured pursuant hereto.

      4. Final Transferred Tranche 2 Assets. The conveyances of the Final Transferred Tranche 2 Assets pursuant to Paragraph 1(b) are expressly made subject to and in accordance with the terms of the Amended Purchase Agreement, except to the extent such provisions are inconsistent with the terms of this Agreement, in which case the terms of this Agreement shall govern and control.

      5. Reconveyed Assets. Notwithstanding any provision of the Amended Purchase Agreement to the contrary, and subject exclusively to the terms of this Agreement and the Assignment, Bill of Sale, and Conveyance attached hereto as Exhibit C:

            (a) Except for those Assumed Liabilities for which Buyer will remain responsible as set forth below in Paragraph 5(b), Seller assumes and agrees to pay, perform, and discharge all Assumed Liabilities defined in Section 2.5 of the Amended Purchase Agreement with respect to the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets, effective for the period from and after, as applicable, (i) the Revised Effective Time, in the case of those Assumed Liabilities assumed by Buyer under such Section 2.5 as of the Effective Time, or (ii) the date of this Agreement or the date of the reconveyance of the Held Back Assets, as applicable, in the case of those Assumed Liabilities assumed by Buyer under such Section 2.5 as of the Possession Time. Nothing contained in this Agreement shall alter or affect Seller's retention of the Retained Liabilities pertaining to the Reconveyed Assets and the Held Back Assets pursuant to Section 2.6 of the Amended Purchase Agreement.

            (b) Buyer expressly retains and agrees to pay, perform, and discharge the Assumed Liabilities assumed by Buyer under Section 2.5 of the Amended Purchase Agreement accruing or resulting from, arising out of, or otherwise associated with the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets for the periods, as applicable, (i) from and after the Effective Time through the Revised Effective Time, in the case of those Assumed Liabilities assumed by Buyer under such Section 2.5 as of the Effective Time, or (ii) from and after the Possession Time and prior to the date of this Agreement or the date of the reconveyance of the Held Back Assets, as applicable, in the case of those Assumed Liabilities assumed by Buyer under such
Section 2.5 as of the Possession Time.

            (c) Buyer shall assume responsibility for, and shall bear and pay, all Transfer Taxes incurred or imposed with respect to the transfer of the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets. Buyer shall assume responsibility for, and shall bear and pay, all Property-Related Taxes (including any applicable penalties and interest) based upon or measured by the ownership of the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets or the receipt of proceeds therefrom, but exclusive of income taxes, and assessed against the Reconveyed Assets and the Held Back Assets by any taxing authority for the period from and after the Effective Time and prior to the Revised Effective Time. Seller shall be responsible for, and shall bear and pay, all such Property-Related Taxes assessed against the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets by any taxing authority for any period that begins on or after the Revised Effective Time. For purposes of this Agreement, the foregoing prorations of Property-Related Taxes, in the case of ad valorem and other property taxes, shall be based upon the ad valorem and other property taxes actually assessed against the Reconveyed Assets and the Held Back Assets for 2006.

            (d) As of the date of this Agreement or the date of the reconveyance of the Held Back Assets, as applicable, Buyer shall deliver to Seller exclusive possession and control of the Reconveyed Assets and the Held Back Assets. Buyer agrees to cooperate with Seller to facilitate the transition of the ownership and (if applicable) operation of the Reconveyed Assets and the Held Back Assets to Seller. As between Seller and Buyer, and subject to the terms of this Paragraph 5, Buyer has assumed and borne all risk of loss associated with the Reconveyed Assets and, if reconveyed pursuant to Paragraph 1(c), the Held Back Assets during the period from and after the Possession Time and prior to the date of this Agreement or the date of the reconveyance of the Held Back Assets, as applicable, and Seller shall assume and bear all risk of loss associated with the Reconveyed Assets, and if reconveyed pursuant to Paragraph 1(c), the Held Back Assets from and after the date of this Agreement or the date of such reconveyance, as applicable.

            (e) Buyer's conveyances to Seller of the Reconveyed Assets and the Held Back Assets are made without representation or warranty of any kind, except as set forth in this Agreement and in the form of Assignment, Bill of Sale, and Conveyance attached hereto as Exhibit C.

            (f) Seller and Buyer understand and agree that, as of the date of this Agreement, the Corbin No. 1 Well, located on the Reconveyed Asset identified in Section 3 of Exhibit A as the "Rayzor-Corbin", has been drilled to its total depth and is awaiting completion. Buyer shall have no obligation in favor of Seller to perform any further operations in, or pay any costs and expenses incurred after the Revised Effective Time in connection with, the Corbin No. 1 Well, and Seller accepts the Corbin No. 1 Well and the Reconveyed Asset on which it is located in its current condition, "AS IS, WHERE IS, AND WITH ALL FAULTS."

            (g) As the result of the conveyance by Buyer to Seller of the Reconveyed Assets and the Held Back Assets pursuant hereto, the terms of Section
8.5 of the Amended Purchase Agreement are no longer applicable, and the Amended Purchase Agreement is hereby amended to delete such provision in its entirety.

            (h) If Buyer does not convey the Held Back Assets to Seller as provided in Paragraph 1(c), Buyer will expressly retain and continue to pay, perform, and discharge the Assumed Liabilities assumed by Buyer under Section
2.5 of the Amended Purchase Agreement with respect to the Held Back Assets subject to and in accordance with the terms thereof.

      6. Transferred Retained Interests. Notwithstanding any provision of the Amended Purchase Agreement to the contrary, and subject exclusively to the terms of this Agreement and the Assignment, Bill of Sale, and Conveyance attached hereto as Exhibit F:

            (a) Except for the Retained Liabilities for which Seller will remain responsible as set forth below in Paragraph 6(b), Buyer assumes and agrees to pay, perform, and discharge all Assumed Liabilities defined in Section 2.5 of the Amended Purchase Agreement with respect to the Transferred Retained Interests, effective for the period from and after, as applicable, (i) the Revised Effective Time, in the case of those Assumed Liabilities measured under such Section 2.5 as of the Effective Time, or (ii) the date of this Agreement, in the case of those Assumed Liabilities measured under such Section 2.5 as of the Possession Time.

            (b) Seller expressly retains and agrees to pay, perform, and discharge the Retained Liabilities defined in Section 2.6 of the Amended Purchase Agreement with respect to the Transferred Retained Interests for the periods prior to, as applicable, (i) the Revised Effective Time, in the case of those Retained Liabilities retained by Seller under such Section 2.6 for periods prior to the Effective Time, or (ii) the date of this Agreement, in the case of those Retained Liabilities retained by Seller under such Section 2.6 for periods prior to the Possession Time.

            (c) Seller shall assume responsibility for, and shall bear and pay, all Transfer Taxes incurred or imposed with respect to the transfer of the Transferred Retained Interests. Seller shall assume responsibility for, and shall bear and pay, all Property-Related Taxes (including any applicable penalties and interest) based upon or measured by the ownership of the Transferred Retained Interests or the receipt of proceeds therefrom, but exclusive of income taxes, and assessed against the Transferred Retained Interests by any taxing authority for the period prior to the Revised Effective Time. Buyer shall be responsible for, and shall bear and pay, all such Property-Related Taxes assessed against the Transferred Retained Interests by any taxing authority for any period that begins on or after the Revised Effective Time. For purposes of this Agreement, the foregoing prorations, in the case of ad valorem and other property taxes, shall be based upon the ad valorem and other property taxes actually assessed against the Transferred Retained Interests for 2006.

            (d) As of the date of this Agreement, Seller shall deliver to Buyer exclusive possession and control of the Transferred Retained Interests. Seller agrees to cooperate with Buyer to facilitate the transition of the ownership of the Transferred Retained Interests to Buyer. As between Seller and Buyer, and subject to the terms of this Paragraph 6, Seller shall assume and bear all risk of loss associated with the Transferred Retained Interests prior to the date of this Agreement, and Buyer shall assume and bear all risk of loss associated with the Transferred Retained Interests from and after the date of this Agreement.

            (e) Seller's conveyances to Buyer of the Transferred Retained Interests are made without representation or warranty of any kind, except as otherwise set forth in this Agreement and in the form of Assignment, Bill of Sale, and Conveyance attached hereto as Exhibit F.

      7. Accounting Matters. Notwithstanding any provision of the Amended Purchase Agreement to the contrary, on or before ninety (90) days after the date of this Agreement (or, in the case of the Remaining New Guyer Leases and the Held Back Assets, ninety (90) days after the date of the conveyances relating thereto), Buyer will prepare a final accounting statement, subject to verification by Seller, which sets forth the final calculation and proration among Seller and Buyer of production revenues, costs and expenses, Property-Related Taxes, and other amounts relating in each case to, respectively, the Final Transferred Tranche 2 Assets, the Reconveyed Assets, the Held Back Assets, and the Transferred Retained Interests required under the terms of this Agreement and the Assignments, Bills of Sale, and Conveyances executed in connection herewith (the "Final Settlement Statement"). No later than fifteen (15) days after Seller's receipt of each Final Settlement Statement from Buyer, Seller shall deliver to Buyer written notice setting forth any changes to such Final Settlement Statement proposed by Seller. On or before fifteen (15) days after Buyer's receipt of Seller's proposed changes to such Final Settlement Statement, Buyer and Seller shall agree on the relevant Final Settlement Statement and, as the case may be, shall pay to the other such sums as may be found to be due in the final accounting. All amounts paid pursuant to this Paragraph 7 shall be delivered by wire transfer of immediately available U.S. funds to the account specified in writing by the relevant Party. If Buyer and Seller are unable to agree on a Final Settlement Statement on or before fifteen (15) days after Buyer's receipt of Seller's proposed changes thereto, then Buyer and Seller shall submit all unresolved claims and amounts for arbitration in accordance with the terms of Section 10.11 of the Amended Purchase Agreement.

      8. Further Cooperation. After the date of this Agreement, Buyer and Seller shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as either Party may reasonably request, to carry out the transactions contemplated in this Agreement. If, after the date of this Agreement, either Party receives monies belonging to the other, such amounts shall be promptly disbursed to the Party entitled to receive them. If an invoice or other evidence of an obligation is received by a Party, which is either an obligation assumed by the other Party or partially an obligation of both Seller and Buyer, the Parties shall consult with each other, and an adjustment for such amount will be made either on the relevant Final Settlement Statement, or, if the evidence of the obligation is not received until after the completion of the applicable final accounting pursuant to Paragraph 7, in cash as the Parties may agree. If Seller and Buyer are unable to agree on the disposition of such an obligation, Seller and Buyer shall submit the matter to binding arbitration in accordance with the terms of Section 10.11 of the Amended Purchase Agreement.

      9. Performance of the Amended Purchase Agreement. Seller and Buyer stipulate and agree that the performance by each Party of its obligations under this Agreement with respect to the Final Closing, restructured as provided herein, shall constitute full and complete performance by such Party under the Amended Purchase Agreement in connection with the Final Closing, and neither Party shall be subject to any Claim or Liability in favor of the other Party related to the breach of the Amended Purchase Agreement in connection with the Final Closing if the first Party has performed all of its obligations hereunder.

      10. Ratification. Seller and Buyer do hereby ADOPT, RATIFY, and CONFIRM the Amended Purchase Agreement and all of its terms and provisions, as amended, supplemented, and/or superseded hereby, and declare the Amended Purchase Agreement, as so amended, supplemented, and/or superseded, to be in full force and effect.

      11. Representations and Warranties. In connection with all of the transactions contemplated herein except for the conveyances by Seller to Buyer of the Final Transferred Tranche 2 Assets (which are subject to the terms of the Amended Purchase Agreement, as amended hereby), Seller hereby represents and warrants to Buyer, and Buyer hereby represents and warrants to Seller, as follows, in each case as of the date of this Agreement: (a) such Party is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation and is duly qualified to conduct business and is in good standing in the State of Texas; (b) the execution, delivery, and performance of this Agreement and the other documents executed in connection herewith are within its powers, have been duly authorized by all necessary action, and do not violate any of the terms or conditions of its governing documents, any contract to which it is a party, or any applicable Law; (c) this Agreement and the other documents executed in connection herewith constitute the legal, valid, and binding obligations of such Party, enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) there are no bankruptcy, insolvency, reorganization, receivership, or other similar proceedings pending or being contemplated by such Party or, to its knowledge, threatened against it; and (e) there are no suits, proceedings, judgments, rulings, or orders by or before any court or other Governmental Authority that could materially adversely affect the ability of such Party to perform this Agreement or the other documents executed in connection therewith.

      12. Survival. All representations, warranties, covenants, agreements, and indemnities of Buyer and Seller under this Agreement shall survive each Closing and the delivery of each document executed in connection herewith, shall not be merged with or into any document executed in connection herewith, and shall remain in force and effect as provided in this Paragraph 12, regardless of any investigation at any time made by or on behalf of Buyer or Seller, or of any information that Buyer or Seller may have with respect thereto. Such survival does not obligate any Party to make any further representation or warranty after the date of this Agreement, or to cause any representation or warranty made hereunder to remain true and correct after the date of this Agreement.

      13. Indemnities.

            (a) The indemnity provided by each Party to the other under this Paragraph 13 shall constitute the sole and exclusive remedy for such Party and its Indemnity Group after the date of this Agreement with respect to (i) the inaccuracy or breach of any representation or warranty made by the other Party hereunder, and (iii) a breach or default in the performance by such other Party of any covenant or agreement of such other Party contained in this Agreement. Except as otherwise provided in this Paragraph 13, each Party hereby waives any Claim arising under common law, any statute, or otherwise against the other Party arising from or out of the inaccuracy or breach of any representation or warranty made by the other Party hereunder or the breach or default in the performance by such other Party of any covenant or agreement of such other Party contained in this Agreement.

            (b) Regardless of any investigation made at any time by or on behalf of any Party or any information any Party may have, and regardless of the presence or absence of insurance, Buyer shall indemnify and hold harmless Seller and its Indemnity Group from and against any and all Claims and Liabilities caused by, arising out of, resulting from, or relating in any way to, and to pay to Seller or its Indemnity Group any sum that Seller or its Indemnity Group pays, or becomes obligated to pay, on account of: (i) any breach or default in the performance by Buyer of any covenant or agreement of Buyer contained in this Agreement or any document executed in connection herewith; (ii) any breach of a warranty or an inaccurate or erroneous representation made by Buyer in this Agreement; (iii) all taxes for which Buyer has agreed to be responsible under the terms of this Agreement; (iv) all Claims of Buyer (if any) released, discharged, and waived by Buyer pursuant to Paragraph 1(a); (v) all Claims of Buyer with respect to the Unpaid Obligations released, discharged, and waived by Buyer pursuant to Paragraph 2; (vi) all Assumed Liabilities for which Buyer will remain responsible as set forth in Paragraph 5(b); and (vii) all Assumed Liabilities assumed by Buyer pursuant to Paragraph 6(a).

            (c) Regardless of any investigation made at any time by or on behalf of any Party or any information any Party may have, and regardless of the presence or absence of insurance, Seller shall indemnify and hold harmless Buyer and its Indemnity Group from and against any and all Claims and Liabilities caused by, arising out of, resulting from, or relating in any way to, and to pay Buyer or its Indemnity Group any sum that Buyer or its Indemnity Group pays or becomes obligated to pay, on account of: (i) any breach or default in the performance by any Seller of any covenant or agreement of Seller contained in this Agreement or any document executed in connection herewith; (ii) any breach of a warranty or an inaccurate or erroneous representation made by any Seller in this Agreement; (iii) all taxes for which Seller has agreed to be responsible under the terms of this Agreement; (iv) all Claims of Seller released, discharged, and waived by Seller pursuant to Paragraph 1(a); (v) all Assumed Liabilities assumed by Seller pursuant to Paragraph 5(a); and (vi) all Retained Liabilities for which Seller will remain responsible as set forth in Paragraph 6(b).

            (d) The terms of Section 9.5 (captioned "Limitation on Indemnities"), Section 9.6 (captioned "Assertion of Claims"), and Section 9.7 (captioned "Limitation on Damages") of the Amended Purchase Agreement are incorporated herein by this reference and made applicable to the indemnities of the Parties under this Paragraph 13 for all purposes.

      14. Publicity. Seller and Buyer have consulted each other with regard to, and provided each other with the opportunity to review, all press releases or other public or private announcements issued or made at or after the date hereof concerning this Agreement or the transactions contemplated herein.

      15. Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or by telex or facsimile transmission (provided any such telegram, telex, or facsimile transmission is confirmed either orally or by written confirmation), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to Buyer:                                      If to Seller:
------------                                      -------------
Dune Energy, Inc.                                 Voyager Partners, Ltd.
3050 Post Oak Boulevard                           The Mondrian
Suite 695                                         3000 Blackburn St., Suite 2104
Houston, Texas 77056                              Dallas, Texas 75204
Attention: Dr. Amiel David                        Attention:  Michael Ronca
Telephone No.: (713) 888-0895                     Telephone No.: (214) 559-2990
Facsimile No.: (713) 888-0899                     Facsimile No.: (214) 559-2990

Any notice given in accordance herewith shall be deemed to have been given on the Business Day when delivered to the addressee in person or by telex, facsimile, or bonded overnight courier; provided, however, that if any such notice is received after normal business hours, the notice will be deemed to have been given on the next succeeding Business Day. Any Party may change the address, telephone number, and facsimile number to which such communications to such Party are to be addressed by giving written notice to the other Party in the manner provided in this Section 10.5.

      16. ENTIRE AGREEMENT. THIS AGREEMENT, THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND, TO THE EXTENT PROVIDED HEREIN, THE AMENDED PURCHASE AGREEMENT, CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO PERTAINING TO THE FINAL CLOSING AND THE OTHER SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES PERTAINING THERETO. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS BETWEEN THE PARTIES RELATING TO THE FINAL CLOSING AND THE OTHER SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY SET FORTH HEREIN, THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, AND, TO THE EXTENT PROVIDED HEREIN, THE AMENDED PURCHASE AGREEMENT, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT, OR STATEMENT OF INTENTION NOT SO SET FORTH. IN THE EVENT OF A CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND THE TERMS OF THE AMENDED PURCHASE AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL GOVERN AND CONTROL.

      17. Incorporation of Provisions. In addition to other terms of the Amended Purchase Agreement specifically incorporated into this Agreement elsewhere herein, the following terms of the Amended Purchase Agreement are incorporated herein by this reference for all purposes: Section 10.2 (captioned "Expenses"),
Section 10.4 (captioned "Assignment"), Section 10.7 (captioned "Amendment"),
Section 10.8 (captioned "Waiver, Rights Cumulative"), Section 10.9 (captioned "Governing Law"), Section 10.10 (captioned "Severability"); and Section 10.11 (captioned "Arbitration").

      18. REVIEW OF AGREEMENT. THIS AGREEMENT WAS REVIEWED BY EACH OF THE PARTIES, AND EACH PARTY ACKNOWLEDGES AND AGREES THAT SUCH PARTY UNDERSTANDS FULLY ALL OF THE TERMS OF THIS AGREEMENT AND THE CONSEQUENCES AND IMPLICATIONS OF ITS EXECUTION AND HAS BEEN AFFORDED AN OPPORTUNITY TO HAVE THIS AGREEMENT

REVIEWED BY AN ATTORNEY AND SUCH OTHER PERSONS OR ENTITIES AS DESIRED AND TO DISCUSS THE TERMS, CONSEQUENCES, AND IMPLICATIONS OF THIS AGREEMENT WITH SUCH ATTORNEY AND OTHER PERSONS OR ENTITIES.

      19. References. References in this Agreement to articles, sections, exhibits, or schedules are to articles, sections, exhibits, or schedules of this Agreement unless otherwise specified.

      20. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. This Agreement may be executed by the Parties in different locations and shall become binding upon both Parties upon the exchange by the Parties of executed signature pages by facsimile. In the event of such a facsimile execution, the Parties shall execute and deliver each to the other a fully executed original counterpart of this Agreement within thirty (30) days after such facsimile execution hereof; provided, however, that the failure of the Parties to execute such an original counterpart of this Agreement shall not affect or impair the binding character or enforceability of this Agreement.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written, to be effective as provided herein.

                                             SELLER:

                                             VOYAGER PARTNERS, LTD.

                                             By: Trek Management, LLC,
                                                 its General Partner

                                                 By: /s/ Michael Ronca
                                                     ---------------------------
                                                     Michael Ronca
                                                     Manager

                    SIGNATURE PAGE FOR DUNE ENERGY, INC., TO
                             FINAL CLOSING AGREEMENT
                     DATED AS OF FEBRUARY 22, 2007, BETWEEN
                           VOYAGER PARTNERS, LTD., AND
                                DUNE ENERGY, INC.

                                             BUYER:

                                             DUNE ENERGY, INC.

                                             By: /s/ Dr. Amiel David
                                                 ---------------------------
                                                 Dr. Amiel David
                                                 President

       INDEX TO OMITTED SCHEDULES AND EXHIBITS TO FINAL CLOSING AGREEMENT

SCHEDULES

Schedule 1        -        Unpaid Obligations

EXHIBITS

Exhibit A         -        Released Tranche 2/3 Assets; Final Transferred
                           Tranche 2 Assets; Reconveyed Assets; UNT Leases

Exhibit B         -        Form of Assignment, Bill of Sale, and
                           Conveyance - Final Transferred Tranche 2 Assets

Exhibit C         -        Form of Assignment, Bill of Sale, and
                           Conveyance - Reconveyed Assets

Exhibit D         -        Form of Surface Use Agreement

Exhibit E         -        Form of Memorandum of Termination of
                           Area of Mutual Interest

Exhibit F         -        Form of Assignment, Bill of Sale, and
                           Conveyance - Transferred Retained Interests